UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2013

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013, Zillow, Inc. (“Zillow”) held its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”), at which its shareholders approved an amendment to the Zillow, Inc. Amended and Restated 2011 Incentive Plan (the “2011 Plan”) to increase the number of authorized shares of Class A common stock available for awards under the 2011 Plan by 1,500,000 shares (the “Plan Amendment”).

The Compensation Committee of the Board (the “Compensation Committee”) will continue to administer the 2011 Plan. Under the 2011 Plan, employees, officers, directors, consultants, agents, advisors and independent contractors are eligible to receive awards. Awards may consist of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance shares, performance units, cash-based awards or other incentives payable in cash or in shares of Class A common stock as may be determined by the Compensation Committee. A detailed summary of the 2011 Plan and the Plan Amendment is set forth in Zillow’s definitive proxy statement for the 2013 Annual Meeting filed with the Securities and Exchange Commission on April 16, 2013 (the “Proxy Statement”).

The foregoing summary of the 2011 Plan and the Amendment, and summaries of the 2011 Plan and the Amendment set forth in the Proxy Statement, are qualified in their entirety by reference to the full text of the 2011 Plan and the Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report, and which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, on May 31, 2013, Zillow held its 2013 Annual Meeting. At the 2013 Annual Meeting, Zillow’s shareholders voted on the following matters with the following results:

(1)	Election of two directors nominated by Zillow’s Board to serve until the 2016 Annual Meeting of Shareholders.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Richard N. Barton	86,142,730	3,610,911	3,350,854
Lloyd D. Frink	86,079,901	3,673,740	3,350,854

(2)	To approve an amendment to the Zillow, Inc. Amended and Restated 2011 Incentive Plan to increase the number of authorized shares available for awards under the plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,379,707	9,187,543	186,391	3,350,854

(3)	To ratify the appointment of Ernst & Young LLP as Zillow’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
92,881,687	32,886	189,922

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Zillow, Inc. Amended and Restated 2011 Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2012).

10.2	Amendment No. 1 to the Zillow, Inc. Amended and Restated 2011 Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2013	ZILLOW, INC.

	By:	/s/ KATHLEEN PHILIPS
	Name:	Kathleen Philips
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Zillow, Inc. Amended and Restated 2011 Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 17, 2012).

10.2	Amendment No. 1 to the Zillow, Inc. Amended and Restated 2011 Incentive Plan (incorporated by reference to Appendix A to Zillow’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2013).